UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 13, 2002


                                 POKER.COM, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


            Florida                                        98-0199508
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


     Suite 210, 1166 Alberni Street
  Vancouver, British Columbia, Canada                        V6E 3Z3
---------------------------------------         --------------------------------
(Address of principal executive offices)                    (Zip Code)


      Issuer's telephone number                           (604) 689-5998
        (including area code)
                                   ----------


----------------------------------------        --------------------------------
 (Former name, former address and former                     (Zip Code)
fiscal year, if changed since last report)


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ITEM 1.  CHANGES  IN  CONTROL  OF  REGISTRANT

On December 13, 2002, the Board of Directors of the Company by Resolution, agreed to accept the resignation of Michael Jackson as interim President and Chief Executive Officer, effective immediately.

The Board of Directors by Resolution, also agreed to appoint Mark Glusing as President of the company, effective immediately.


ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

No  events  to  report.


ITEM 3.  BANKRUPTCY  OR  RECEIVERSHIP

No  events  to  report.


ITEM 4.  CHANGES  IN  REGISTRANTS  CERTIFYING  ACCOUNTANT

No  events  to  report.


ITEM 5.  OTHER  EVENTS

No  events  to  report.


ITEM 6.  RESIGNATION  OF  REGISTRANTS  DIRECTOR

On December 13th 2002, Michael Jackson resigned as interim President and Chief Executive Officer, of Poker.com, effective immediately.


ITEM 7.  FINANCIAL  STATEMENTS

No  events  to  report.


ITEM 8.  CHANGE  IN  FISCAL  YEAR

No  events  to  report.



Exhibits:
---------
     1. Minutes of a Meeting of the Board of Directors of the Company held on December 13th, 2002.
     2.   Resignation of Michael Jackson dated December 13, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


POKER.COM,  INC.

/s/  Mark  Glusing
-----------------------------------------
Mark  Glusing,  President

December 16, 2002
-----------------------------------------
Date


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